UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2024

Date of Report (Date of earliest event reported)

Insight Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street New York, NY	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INAQU	The Nasdaq Stock Market, LLC
Class A Common Stock, par value $0.0001 per share	INAQ	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	INAQW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

During the preparation of an Annual Report on Form 10-K for the year ended December 31, 2023 for Insight Acquisition Corp. (the “Company”), the board of directors of the Company (the “Board”) learned that between March 2, 2023 and December 5, 2023, the Company withdrew an aggregate amount of $2,497,248.57 (the “Trust Withdrawal”) from the Trust Account pursuant to seven separate written withdrawal requests to Continental Stock Transfer and Trust (“Continental”), the trustee for the Trust Account, for the payment of taxes. Jeff Gary, consistent with his position as the Company’s Chief Financial Officer, signed and delivered each of the seven separate written withdrawal requests to Continental. Between March 10, 2023 and December 11, 2023 Mr. Gary, acting in his capacity as CFO, caused the Company to make payments in an aggregate amount of $1,447,889.17 of the Trust Withdrawal, for income taxes and Delaware franchise taxes due and payable by the Company. The Board learned further that between March 2, 2023 and December 31, 2023, Mr. Gary used the remaining $1,049,359.40 of the Trust Withdrawal, to pay for other business expenses of the Company. Each of the transactions described above was recorded on the books of the Company and no money was used for any payments other than for the Company’s tax liabilities or Company business-related expenses. The $1,049,359.40 that was withdrawn from the Trust Account for tax purposes but used to pay business expenses of the Company was paid back in-full to the Trust Account by the Sponsor on March 15, 2024 and on March 26, 2024 the Sponsor wired an additional $36,285.07 into the Trust Account to reimburse the Trust Account for interest that would have accrued on the funds that were erroneously withdrawn from the Trust Account.

Additionally, on July 20, 2023 Mr. Gary effected the transfer of $480,000 from the Company’s operating account to the Sponsor and on August 7, 2023, Mr. Gary effected the transfer of an additional $411,000 from the Company’s operating account to the Sponsor. The Board learned on or about November 14, 2023, that Mr. Gary had transferred funds from the Company’s operating account to the Sponsor. Mr. Gary informed the Board that the money was being used by the Sponsor to pay for certain Company expenses. The Board directed Mr. Gary to have the Sponsor return all such funds to the Company. The Sponsor transferred $891,000 to the Company between October 10, 2023 and November 2, 2023.

Based on the foregoing, on April 21, 2024, at the request of the Board, Jeff Gary verbally tendered his resignation as a director of the Company during a meeting of the Board held on April 21, 2024. The Board accepted Mr. Gary’s resignation as a director of the Company at the Board meeting held on April 21, 2024. Mr. Gary tendered a written notice of his resignation as a director of the Company, effective April 21, 2024, a copy of which is attached hereto as Exhibit 99.1.

As a result of the above conduct by Mr. Gary, the Board adopted resolutions taking the following actions:

1.       On April 21, 2024, Mr. Gary was removed as the Company’s Chief Executive Officer and Chief Financial Officer of the Company.

2.       On April 21, 2024, Mr. Gary was appointed as an Assistant Finance Manager of the Company and shall report to the Chief Executive Officer and the new Chief Financial Officer of the Company.

3.       On April 21, 2024, Michael Singer, the Executive Chairman of the Company, was appointed to the position of Chief Executive Officer of the Company.

4.       On April 21, 2024, the Board engaged Glenn Worman, through SeatonHill Partners, LP, as the Company’s Chief Financial Officer, to among other things, approve and sign the Company’s 2023 Annual Report on Form 10-K. Mr. Worman has no familial relationship with any officer or director of the Company. A copy of Mr. Worman’s executive services agreement with the Company is attached hereto as Exhibit 10.1.

Mr. Worman’s background is as follows:

Glenn Worman, 65 years old, has been a Partner in the New York office of SeatonHill Partners, LP since November 2022. Mr. Worman is an accomplished and diverse financial services executive with a history of providing strong, effective leadership and developing and executing strategy across a spectrum of businesses. With nearly four decades of experience, he is adept at organizational analysis and implementing change, ensuring proper controls and sources of liquidity are in place, and advising executive management on business direction. Mr. Worman’s prior experience in senior finance and chief operating officer positions in corporate finance, fixed income and equity capital markets, wealth management, investment management, strategic analysis, interdealer brokerage, and compliance underscore his ability to handle industry segment and public company chief financial officer requirements. Between 2015 and 2022, Mr. Worman served as the CFO and President of National Holdings Corporation. From 2011 to 2015, he served as the Chief Financial Officer for the Americas for ICAP, plc. Prior to ICAP, plc Mr. Worman held senior positions at, among other companies, Deutsche Bank, Morgan Stanley, and Merrill Lynch. Mr. Worman earned a BS degree from Ramapo College of New Jersey and an MBA from Fairleigh Dickinson University.

5.       Mr. Gary agreed to reimburse the Company for all fees and expenses incurred by the Company in connection with the Company’s engagement of Mr. Worman as the new Chief Financial Officer of the Company. A copy of the Letter Agreement signed by Mr. Gary is attached hereto as Exhibit 10.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Glenn Worman’s Executive Services Agreement between SeatonHill, LP and Insight Acquisition Corp., dated April 5, 2024.
10.2	Letter Agreement between Jeff Gary and Insight Acquisition Corp., dated April 4, 2024.
99.1	Jeff Gary Letter of Resignation, dated April 21, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2024

INSIGHT ACQUISITION CORP.

By:	/s/ Michael Singer
Name:	Michael Singer
Title:	Executive Chairman

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